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                                                                   EXHIBIT 21.01



                        LIST OF REGISTRANT'S SUBSIDIARIES



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                                                                                    Percentage Owned by
Name                                      Jurisdiction of Organization              Micro Focus Group Plc
----                                      ----------------------------              ---------------------
Micro Focus Ltd.                          England and Wales                         100% owned by Micro Focus Pic
Micro Focus International Ltd.            England and Wales                         100% owned by Micro Focus Ltd.
Micro Focus (Canada) Ltd.                 Ontario                                   100% owned by Micro Focus Ltd.
Micro Focus Europe Ltd.                   England and Wales                         100% owned by Micro Focus Ltd.
Cowriter Systems Ltd.                     England and Wales                         100% owned by Micro Focus Ltd.
Micro Focus Holdings Ltd.                 England and Wales                         100% owned by Micro Focus Pic
Micro Focus India Pty Ltd.                India                                     100% owned by Micro Focus Holdings Ltd.
System Focus BV                           Netherlands                               100% owned by Micro Focus Holdings Ltd.
Micro Focus Incorporated                  California                                100% owned by System Focus BV
Stingray Software Company Incorporated    Wisconsin                                 100% owned by Micro Focus Incorporated
Burl Software Laboratories Incorporated   North Carolina                            100% owned by Micro Focus Incorporated
Micro Focus SARL                          France                                    100% owned by System Focus BV
Micro Focus GmbH                          Germany                                   100% owned by System Focus BV
XDB Systems GmbH                          Germany                                   100% owned by Micro Focus GmbH
Micro Focus S.A.                          Spain                                     100% owned by System Focus BV
Intelware Solucoes Inteligentes Software  Portugal                                  80% owned by Micro Focus S.A.
Ltda
Micro Focus Japan                         Japan                                     100% owned by System Focus BV
Micro Focus Technology NV                 Netherlands Antilles                      100% owned by System Focus BV
Micro Focus Management NV                 Netherlands Antilles                      100% owned by Micro Focus Technology NV
System Focus Technology BV                Netherlands                               100% owned by System Focus BV
XDB Systems, Inc.                         Maryland                                  100% owned by Micro Focus Plc
XDB (UK) Ltd.                             England and Wales                         100% owned by XDB Systems, Inc.
XDB Systems Sarl                          France                                    100% owned by XDB Systems, Inc.
XDB Systems International, Inc.           Virgin Islands                            100% owned by XDB Systems, Inc.
Micro Focus Italia                        Italy                                     100% owned by Micro Focus Plc
Micro Focus Investments Ltd               Jersey                                    100% owned by Micro Focus Plc
Micro Focus Securities Ltd                Jersey                                    100% owned by Micro Focus Plc
Micro Focus Finance Ltd                   Jersey                                    100% owned by Micro Focus Plc
Millennium UK Ltd                         England and Wales                         100% owned by Micro Focus Plc
Extended Memory Enterprises Limited       England and Wales                         100% owned by Micro Focus Plc
The Cobol Training Company Limited        England and Wales                         100% owned by Micro Focus Plc
System Focus Limited                      England and Wales                         100% owned by Micro Focus Plc
Tower Merger Sub Inc.                     Delaware                                  100% owned by Micro Focus Plc
Proximity Software Inc.                   Maryland                                  100% owned by Micro Focus Plc
Advanced Software Engineering Pty. Ltd.   Australia                                 100% owned by Micro Focus Plc





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